Income Taxes	12 Months Ended
Dec. 31, 2013
Notes to Financial Statements
Note 7. Income Taxes

The Company’s provision for income taxes was $220 and $284 for the years ended December 31, 2013 and 2012, respectively.

ASC 740 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. In the Company’s opinion, it is uncertain whether they will generate sufficient taxable income in the future to fully utilize the net deferred tax asset. Accordingly, a full valuation allowance equal to the deferred tax asset has been recorded. The total deferred tax asset is calculated by multiplying a federal and state blended rate of 37.03% by the cumulative Net Operating Loss (“NOL”) of $11,694,121. The total valuation allowance is equal to the total deferred tax asset.

The provision for income taxes consists of the following:

	2013	2012

Current Taxes	$220	$147,097
Deferred Tax Benefit	50,244	-
Benefits of Operating Loss
Carryforwards	(50,244)	(146,813)
Income Tax Provision	$220	$284

For the years ended December 31, 2013 and 2012, the Company had taxable loss of $133,998 and taxable gain of $393,439, respectively.

As of December 31, 2013, the Company’s available unused net operating loss carryforwards that may be applied against future taxable income expire as follows:

Year of Expiration	Net Operating Loss Carryforwards

2022	$3,195,068
2023	6,511,107
2024	1,252,369
Thereafter up to 2033	735,577
Total	$11,694,121

The Company has filed income tax returns in the US. The years ended December 31, 2010, through 2013 are open for examination.

The tax effects of temporary differences that give rise to significant portions of the deferred tax asset at December 31, 2013 and 2012 are summarized below.

	2013	2012

Noncurrent Deferred Tax Assets	$-	$-
Net Operating Losses	4,361,907	4,311,663
Total Deferred Tax Assets	4,361,907	4,311,663

Less: Valuation Allowance	(4,361,907)	(4,311,663)
Net Deferred Tax Assets	-	-
Net Deferred Taxes	$-	$-

The valuation allowance increased by $50,244 in the current year from $4,311,663 for the year ended December 31, 2012.

The income tax provision differs from the amount of income tax determined by applying the blended U.S. federal income tax and Utah state tax rate of 37.03% to pretax income from continuing operations for the years ended December 31, 2013 and 2012 due to the following:

	2013	2012
Expected US Income Tax
(Benefit)	$(79,003)	$92,378
Effects of:
State Taxes Deduction	-	-
Nondeductible Expenses	29,103	54,719
Change in Valuation Allowance	50,244	(144,695)
Other, net	(124)	(2,118)
	$220	$284

The Company has evaluated for uncertain tax positions and determined that any required adjustments would not have a material impact on the Company’s balance sheets, statements of operations, or cash flows.

The Company’s policy is to recognize potential interest and penalties accrued related to unrecognized tax benefits within income tax expense. For all prior tax years, the Company did not recognize any interest or penalties, nor did it have any interest or penalties accrued as of December 31, 2013 or 2012 related to unrecognized benefits.